SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                   May 7, 2002


                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



    Delaware                         0-24848                        75-2559089
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 (State or other              (Commission File No.)               (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                   Number)





1200 South Beckham Avenue, Tyler, Texas                           75701-3319
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On May 7, 2002, the Registrant issued for publication the press release attached as Exhibit "99" announcing earnings and the declaration of cash dividend.

Item 7.   Financial Statements and Exhibits

     The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

 Exhibit                                                             Sequential
 Number                         Description                          Page No.
 ------                         -----------                          --------


  99             Press release published on May 7, 2002.                 6

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          EAST TEXAS FINANCIAL SERVICES, INC.



Date:  May 7, 2002                        By: /s/ GERALD W. FREE
                                              ----------------------------------
                                              Gerald W. Free
                                              Vice Chairman, President and CEO